UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08702

                    Alliance All-Market Advantage Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


            [LOGO] ALLIANCEBERNSTEIN(TM)
                   Investment Research and Management







                   Alliance All-Market Advantage Fund
--------------------------------------------------------------------------------
Closed End                                     Annual Report--September 30, 2003
--------------------------------------------------------------------------------

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

November 20, 2003

Annual Report

This report provides management's discussion of fund performance for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO", for the annual reporting period ended September 30, 2003.

Investment Objective and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that, in Alliance's judgment, are likely to achieve superior earnings growth. The core portfolio typically consists of approximately 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 1000 Growth Index, as well as the Standard & Poor's (S&P) 500 Stock Index for the six- and 12-month periods ended September 30, 2003.

INVESTMENT RESULTS*
Periods Ended September 30, 2003

                                                         -----------------------
                                                                  Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance
All-Market
Advantage
Fund (NAV)                                                15.04%         10.42%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                               18.44%         24.37%
--------------------------------------------------------------------------------
Russell 1000
Growth Index                                              18.78%         25.92%
--------------------------------------------------------------------------------

The Fund's Market Price per share on September 30, 2003 was $14.30.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of September 30, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

For the six-month period ended September 30, 2003, the Fund underperformed its benchmark, the Russell 1000 Growth Index. The Fund underperformed the benchmark due to its overweight position in the consumer discretionary sector, as certain retail and media holdings lagged the market. Despite being market weighted in technology, stock selection within the sector hurt performance. The market's rally, particularly in the technology sector, was led by smaller capitalization stocks with high earnings variability. Most of these smaller capitalization stocks are outside our investment parameters. Offsetting some of this underperformance was a positive contribution from the Fund's overweight position in the financial sector.

For the 12-month period ended September 30, 2003, the Fund also underperformed its benchmark. This underperformance was mainly due to the Fund's overweight position in the consumer discretionary sector, its underweight position in technology and the Fund's holding in Tenet Healthcare Corp. Again, the Fund's overweight position in the financial sector and underweight position in health care contributed positively to performance.

Market Review and Investment Strategy

The U.S. equity markets gained stronger momentum with each consecutive quarter during the 12-month period, propelling the broader market, as defined by the S&P 500 Stock Index, to surge over 24%. The eventual onset and ultimate course of the conflict in Iraq assisted in dispelling the looming uncertainties associated with the conflict, helping drive the market through its ongoing slump. U.S. economic data also changed course during the period, most particularly in the second quarter of 2003 when stronger hints of economic recovery emerged. President Bush's $350 billion package of tax incentives, coupled with 40-year lows in interest rates, helped provide necessary fiscal stimulus that boosted consumer and business spending. The equity markets also responded favorably to encouraging company profits and earnings reports, as many companies met or exceeded analysts' expectations.


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2 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Our strategy during the period under review was to maintain the Fund's commitment to owning only those high-quality companies with strong potential for sustainable growth. As indications of a slowly progressing economy emerged, we slowly increased the aggressiveness of the Fund. This resulted in an increased exposure to select technology positions, with an overall increase in the Fund's technology sector weighting from 11% to 36.5% during the 12 months ended September 30, 2003. Our strategy also entailed a gradually increasing commitment to companies that would be beneficiaries of a cyclical growth recovery, such as media and advertising and brokerage companies. We trimmed back those positions that we believed were less economically sensitive, and those positions whose fundamentals and/or valuations remained less compelling based on our internal research and models. We continued to focus on companies that offer unique product positioning and appear capable of generating strong revenue growth, as well as those with management teams that judiciously use their capital to fortify shareholder value.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3

Performance Update
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)

GROWTH OF A $10,000 INVESTMENT
11/4/94* TO 9/30/03


S&P 500 Stock Index:                          $25,085
Alliance All-Market Advantage Fund (NAV):     $22,227
Russell 1000 Growth Index:                    $21,300



[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

           Alliance All-Market      Russell 1000
           Advantage Fund (NAV)     Growth Index        S&P 500 Stock Index
          ---------------------     ------------        -------------------
11/4/94*        10,000                  10,000                  10,000
9/30/95         12,815                  13,123                  12,953
9/30/96         13,903                  15,931                  15,585
9/30/97         23,099                  21,714                  21,886
9/30/98         25,992                  24,126                  23,874
9/30/99         37,088                  32,534                  30,508
9/30/00         44,641                  40,157                  34,557
9/30/01         26,038                  21,829                  25,361
9/30/02         20,120                  16,915                  20,170
9/30/03         22,227                  21,300                  25,085


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/4/94* to 9/30/03) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance All-Market Advantage Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* Fund and benchmark data are from the Fund's inception date of 11/4/94.


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4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                               Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
September 30, 2003

INCEPTION DATE
11/4/94

PORTFOLIO STATISTICS
Net Assets ($mil): $49.8

SECTOR BREAKDOWN

 36.5% Technology

 19.6% Consumer Services
 18.8% Finance                                  [PIE CHART OMITTED]
  9.1% Healthcare
  3.9% Consumer Staples
  1.7% Capital Goods

 10.4% Short-Term

All data as of September 30, 2003. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

Ten Largest Holdings
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
September 30, 2003

                                                                      Percent of
Company                                           U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Microsoft Corp.                                    $ 3,615,479              7.3%
--------------------------------------------------------------------------------
Intel Corp.                                          2,850,036              5.7
--------------------------------------------------------------------------------
MBNA Corp.                                           2,640,240              5.3
--------------------------------------------------------------------------------
Dell, Inc.                                           2,146,977              4.3
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                    2,024,100              4.1
--------------------------------------------------------------------------------
Citigroup, Inc.(a)                                   1,719,515              3.5
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                  1,560,380              3.1
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                  1,506,534              3.0
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.(a)                             1,196,580              2.4
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                            1,183,013              2.4
--------------------------------------------------------------------------------
                                                   $20,442,854             41.1%

(a) Adjusted for market value of call options purchased


--------------------------------------------------------------------------------
6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2003

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS - 67.7%
Technology - 35.2%
Communication Equipment - 4.9%
Cisco Systems, Inc.(a) .........................          77,100     $ 1,506,534
Juniper Networks, Inc.(a) ......................          10,300         153,676
Nokia Corp. (ADR) (Finland) ....................          35,500         553,800
QUALCOMM, Inc. .................................           5,800         241,512
                                                                     -----------
                                                                       2,455,522
                                                                     -----------
Computer Hardware/Storage - 4.3%
Dell, Inc.(a) ..................................          64,300       2,146,977
                                                                     -----------

Computer Services - 1.1%
First Data Corp. ...............................          13,300         531,468
                                                                     -----------

Computer Software - 11.6%
Electronic Arts, Inc.(a) .......................           8,120         748,908
Microsoft Corp.(b) .............................         130,100       3,615,479
Symantec Corp.(a) ..............................          11,000         693,220
VERITAS Software Corp.(a) ......................          22,900         719,060
                                                                     -----------
                                                                       5,776,667
                                                                     -----------
Internet Infrastructure - 1.0%
eBay, Inc.(a) ..................................           9,500         508,345
                                                                     -----------

Internet Media - 1.0%
Yahoo! Inc.(a) .................................          13,600         481,168
                                                                     -----------

Semiconductor Capital Equipment - 0.9%
Applied Materials, Inc.(a) .....................          25,100         455,314
                                                                     -----------

Semiconductor Components - 10.4%
Broadcom Corp., Cl. A(a) .......................          22,100         588,302
Intel Corp. ....................................         103,600       2,850,036
Maxim Integrated Products, Inc. ................          19,500         770,250
Taiwan Semiconductor Manufacturing Co. Ltd.
   (ADR) (Taiwan)(a) ...........................          65,148         705,553
Texas Instruments, Inc. ........................          11,800         269,040
                                                                     -----------
                                                                       5,183,181
                                                                     -----------
                                                                      17,538,642
                                                                     -----------
Consumer Services - 15.9%
Broadcasting & Cable - 6.2%
Comcast Corp. Special Cl. A(a) .................          31,000         915,740
The E.W. Scripps Co., Cl. A ....................           7,000         595,700
Viacom, Inc., Cl. B ............................          40,741       1,560,380
                                                                     -----------
                                                                       3,071,820
                                                                     -----------
Entertainment & Leisure - 0.5%
Harley-Davidson, Inc. ..........................           5,200         250,640
                                                                     -----------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Shares or
                                                    Contracts(c)
Company                                                    (000)    U.S. $ Value
--------------------------------------------------------------------------------

Retail - General Merchandise - 9.2%
Bed Bath & Beyond, Inc.(a) .....................          19,500     $   744,510
Kohl's Corp.(a) ................................          12,600         674,100
Lowe's Cos., Inc. ..............................          39,000       2,024,100
Target Corp. ...................................          30,600       1,151,478
                                                                     -----------
                                                                       4,594,188
                                                                     -----------
                                                                       7,916,648
                                                                     -----------
Finance - 12.5%
Banking - Money Centers - 1.1%
J.P. Morgan Chase & Co. ........................          15,700         538,981
                                                                     -----------

Brokerage & Money Management - 4.1%
Merrill Lynch & Co., Inc. ......................          22,100       1,183,013
Morgan Stanley .................................          17,000         857,820
                                                                     -----------
                                                                       2,040,833
                                                                     -----------
Insurance - 2.0%
The Progressive Corp. ..........................          14,600       1,009,006
                                                                     -----------

Miscellaneous - 5.3%
MBNA Corp. .....................................         115,800       2,640,240
                                                                     -----------
                                                                       6,229,060
                                                                     -----------
Consumer Staples - 2.1%
Beverages - 1.2%
Anheuser-Busch Cos., Inc. ......................          11,900         587,146
                                                                     -----------

Household Products - 0.9%
Colgate-Palmolive Co. ..........................           8,500         475,065
                                                                     -----------
                                                                       1,062,211
                                                                     -----------
Healthcare - 2.0%
Drugs - 1.0%
Teva Pharmaceutical Industries, Ltd.
   (ADR) (Israel) ..............................           8,900         508,635
                                                                     -----------

Medical Products - 1.0%
Alcon, Inc. ....................................           4,800         269,520
Zimmer Holdings, Inc.(a) .......................           3,400         187,340
                                                                     -----------
                                                                         456,860
                                                                     -----------
                                                                         965,495
                                                                     -----------
Total Common Stocks
   (cost $26,654,273) ..........................                      33,712,056
                                                                     -----------

CALL OPTIONS PURCHASED(a) - 18.9%
American International Group, Inc.
   expiring Jan '04 @ $30 ......................             285         792,300
Amgen, Inc.
   expiring Jan '04 @ $30 ......................             225         778,500
Avon Products, Inc.
   expiring Jan '04 @ $40 ......................             114         280,440


--------------------------------------------------------------------------------
8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                Contracts(c) or
                                                      Principal
                                                         Amount
Company                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Citigroup, Inc.
   expiring Jan '04 @ $20 ....................              673    $  1,719,515
Clear Channel Communications, Inc.
   expiring Jan '04 @ $25 ....................              245         330,750
Fannie Mae
   expiring Jan '04 @ $45 ....................              132         326,040
General Electric Co.
   expiring Jan '04 @ $15 ....................              555         826,950
Johnson & Johnson
   expiring Jan '04 @ $25 ....................              153         375,965
Medtronic, Inc.
   expiring Jan '04 @ $30 ....................              300         510,100
Pfizer, Inc.
   expiring Jan '04 @ $17.50 .................              745         964,775
Procter & Gamble Co.
   expiring Oct '03 @ $50 ....................              127         543,560
UnitedHealth Group, Inc.
   expiring Jan '04 @ $25 ....................              308         779,240
Wal-Mart Stores, Inc.
   expiring Jan '04 @ $30 ....................              462       1,196,580
                                                                   ------------

Total Call Options Purchased
   (cost $9,326,146) .........................                        9,424,715
                                                                   ------------

Put Option Purchased(a)- 0.1%
Laboratory Corp. of America Holdings
   expiring Nov '03 @ $27.5
   (cost $27,930) ............................              210          23,100
                                                                   ------------

SHORT-TERM INVESTMENT - 10.0%
Time Deposit - 10.0%
Bank of New York
   0.56%, 10/01/03
   (cost $5,000,000) .........................           $5,000       5,000,000
                                                                   ------------

Total Investments - 96.7%
   (cost $41,008,349) ........................                       48,159,871
Other assets less liabilities - 3.3% .........                        1,637,585
                                                                   ------------
Net Assets - 100% ............................                     $ 49,797,456
                                                                   ============

CALL OPTIONS WRITTEN (See Note C)
Kohl's Corp.
   expiring Oct '03 @ $55 ....................               48          (5,040)
   expiring Nov '03 @ $50 ....................               40         (21,200)
                                                                   ------------

Total Call Options Written
   (premiums received $30,774) ...............                          (26,240)
                                                                   ------------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

Portfolio of Investments
--------------------------------------------------------------------------------

FINANCIAL FUTURES CONTRACTS (see Note C)

                                                             Value at
           Number of             Expiration     Original     September 30,     Unrealized
  Type     Contracts   Position    Month          Value          2003         Appreciation
-------    ---------   --------  ----------     --------     -------------    ------------
S&P 500        12        Short     Dec-03      $3,057,850     $2,982,300        $75,550

(a)   Non-income producing security.

(b) Position, or portion thereof, with an aggregate market value of $2,084,250, has been segregated to collateralize open futures contracts.

(c)   One contract relates to 100 shares unless otherwise indicated.

      Glossary:


      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                               Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2003

Assets
Investments in securities, at value (cost $41,008,349) ......      $ 48,159,871
Cash ........................................................           192,809
Receivable for investment securities sold ...................         3,495,444
Receivable for variation margin on futures contracts ........            30,300
Dividends receivable ........................................            14,931
                                                                   ------------
Total assets ................................................        51,893,355
                                                                   ------------
Liabilities
Outstanding call options written, at value
   (premiums received $30,774) ..............................            26,240
Dividend payable ............................................         1,244,376
Payable for investment securities purchased .................           583,518
Advisory fee payable ........................................            58,859
Administrative fee payable ..................................            25,478
Accrued expenses ............................................           157,428
                                                                   ------------
Total liabilities ...........................................         2,095,899
                                                                   ------------
Net Assets ..................................................      $ 49,797,456
                                                                   ============
Composition of Net Assets
Capital stock, at par .......................................      $     36,385
Additional paid-in capital ..................................        69,091,815
Accumulated net realized loss on investment transactions ....       (26,562,350)
Net unrealized appreciation of investments ..................         7,231,606
                                                                   ------------
                                                                    $ 49,797,456
                                                                   ============
Net Asset Value Per Share
   (based on 3,638,525 shares outstanding) ..................            $13.69
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2003

Investment Income
Dividends (net of foreign taxes withheld
   of $4,116) ...............................      $   312,443
Interest ....................................           36,274      $   348,717
                                                   -----------
Expenses
Advisory fee ................................          612,988
Administrative ..............................          126,271
Custodian ...................................          118,269
Audit and legal .............................           89,487
Printing ....................................           52,683
Shareholder servicing .......................           49,921
Directors' fees and expenses ................           31,909
Registration ................................           23,783
Transfer agency .............................           17,255
Dividends on securities sold short ..........            1,175
Miscellaneous ...............................           16,624
                                                   -----------
Total expenses ..............................                         1,140,365
                                                                    -----------
Net investment loss .........................                          (791,648)
                                                                    -----------
Realized and Unrealized Gain (Loss)
  on Investment Transactions
  Net realized gain(loss) on:
    Investment transactions .................                          (260,563)
    Short sales .............................                           227,876
    Written options .........................                            46,470
    Futures .................................                          (332,157)
Net change in unrealized
  appreciation/depreciation of:
    Investments .............................                         5,942,631
    Futures .................................                            75,550
    Short sales .............................                            13,353
    Written options .........................                             4,534
                                                                    -----------
Net gain on investment transactions .........                         5,717,694
                                                                    -----------
Net Increase in Net Assets from
   Operations ...............................                       $ 4,926,046
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                              Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended         Year Ended
                                                September 30,      September 30,
                                                     2003               2002
                                                =============      =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................      $   (791,648)      $   (946,491)
Net realized loss on investment
   transactions ..........................          (318,374)       (13,119,073)
Net change in unrealized
   appreciation/depreciation
   of investments ........................         6,036,068           (738,324)
                                                ------------       ------------
Net increase (decrease) in net assets
   from operations .......................         4,926,046        (14,803,888)
Distributions to Shareholders from
Tax return of capital ....................        (4,808,587)        (7,068,183)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of common stock ..............           145,611            226,261
                                                ------------       ------------
Total increase (decrease) ................           263,070        (21,645,810)
Net Assets
Beginning of period ......................        49,534,386         71,180,196
                                                ------------       ------------
End of period ............................      $ 49,797,456       $ 49,534,386
                                                ============       ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2003

NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share holders. Therefore, no provision for federal income or excise taxes is required.


3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus .55% based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Prior to August 1, 2001, the monthly Basic Fee was determined at an annualized rate of 1.50% of the Fund's average weekly net assets and an adjustment to the Basic Fee of plus or minus .30%. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the year ended September 30, 2003, the fee as adjusted, amounted to 1.23% of the Fund's average net assets.

The Fund paid Alliance Capital Management L.P. (the "Administrator") $126,271 for the year ended September 30, 2003 pursuant to the Administration Agreement. Prior to August 1, 2001, the Administrator was paid a monthly fee at an annual rate of .25 of 1% of the Fund's weekly average net assets. Commencing August 1, 2001 the monthly administration fee has been elimi-


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

Notes to Financial Statements
--------------------------------------------------------------------------------

nated and the Administrator is now reimbursed at cost for the provision of administrative services under the Administration Agreement.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. The Fund reimbursed AGIS $590 during the year ended September 30, 2003.

Under the terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, UBS PaineWebber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 2003 amounted to $630,907, of which $15,983 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2003, were as follows:

                                                   Purchases           Sales
                                                =============     =============
Investment securities (excluding
   U.S. government securities) ...........      $ 129,750,132     $ 146,475,497
U.S. government securities ...............                 -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and futures) are as follows:

Cost .................................................             $ 42,209,375
                                                                   ------------
Gross unrealized appreciation ........................             $  6,535,758
Gross unrealized depreciation ........................                 (585,262)
                                                                   ------------
Net unrealized appreciation ..........................             $  5,950,496
                                                                   ------------

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the poten-


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

tial inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended September 30, 2003 were as follows:

                                                     Number of        Premiums
                                                     Contracts        Received
                                                    ==========      ===========

Options outstanding at
   September 30, 2002 ........................              -0-     $        -0-
Options written ..............................           1,040          511,953
Options exercised ............................             (37)         (12,513)
Options terminated in closing purchase
   transactions ..............................            (865)        (446,316)
Options expired ..............................             (50)         (22,350)
                                                    ----------      -----------
Options outstanding at
   September 30, 2003 ........................              88      $    30,774
                                                    ==========      ===========


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

Notes to Financial Statements
--------------------------------------------------------------------------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 3,638,525 shares were outstanding at September 30, 2003. During the year ended September 30, 2003, there were 10,703 issued in connection with the Fund's dividend reinvestment plan. During the year ended September 30, 2002, there were 11,277 shares issued in connection with the Fund's dividend reinvestment plan.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2003, and September 30, 2002 were as follows:

                                                  2003                 2002
                                             ==============      ==============

Distributions paid from:
   Ordinary income .....................     $           -0-     $           -0-
   Net long-term capital gains .........                 -0-                 -0-
                                             --------------      --------------
Total taxable distributions ............                 -0-                 -0-
   Tax return of capital ...............          4,808,587           7,068,183
                                             --------------      --------------
Total distributions paid ...............     $    4,808,587      $    7,068,183
                                             ==============      ==============


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

As of September 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .................          $(24,041,400)(a)
Unrealized appreciation/(depreciation) ...............             5,950,496(b)
                                                                ------------
Total accumulated earnings/(deficit) .................          $(18,090,904)
                                                                ============

(a) On September 30, 2003, the Fund had a net capital loss carryforward of $23,012,301 of which $11,541,945 expires in the year 2010 and $11,470,356 expires in 2011. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended September 30, 2003, the Fund deferred to October 1, 2003, post October capital losses of $1,029,099. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and losses on options.

During the current fiscal year, permanent differences, primarily due to net investment loss, and tax return of capital resulted in a decrease in accumulated net investment loss, additional paid-in capital, and accumulated net realized loss on investments. This reclassification had no effect on net assets.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Year Ended September 30,
                                             --------------------------------------------------------------------------------
                                                2003             2002             2001              2000                 1999
                                             --------------------------------------------------------------------------------
Net asset value,
  beginning of period ................       $ 13.65          $ 19.68          $ 42.58          $  42.13             $  32.52
                                             --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ..................          (.22)(a)         (.26)(a)         (.42)(a)          (.90)                (.84)(a)
Net realized and unrealized
  gain (loss) on investment
  transactions .......................          1.58            (3.82)          (15.36)             8.79                17.26
                                             --------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ........          1.36            (4.08)          (15.78)             7.89                16.42
                                             --------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investments ................            -0-              -0-           (3.52)            (7.44)               (4.26)
Tax return of capital ................         (1.32)           (1.95)           (1.51)               -0-                  -0-
Distribution in excess of net
  realized gain on
  investments ........................            -0-              -0-           (2.09)               -0-                  -0-
                                             --------------------------------------------------------------------------------
Total distributions ..................         (1.32)           (1.95)           (7.12)            (7.44)               (4.26)
                                             --------------------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights offering ...            -0-              -0-              -0-               -0-               (2.41)
Offering costs charged to
  additional paid-in capital .........            -0-              -0-              -0-               -0-                (.14)
                                             --------------------------------------------------------------------------------
Total capital share
  transactions .......................            -0-              -0-              -0-               -0-               (2.55)

                                             --------------------------------------------------------------------------------
Net asset value, end of period .......       $ 13.69          $ 13.65          $ 19.68          $  42.58             $  42.13
                                             ================================================================================
Market value, end of period ..........       $ 14.30          $ 13.45          $ 19.90          $ 41.063             $ 38.688
                                             ================================================================================
Premium/(Discount) ...................          4.46%           (1.47)%           1.12%            (3.56)%              (8.17)%
Total Return
Total investment return
  based on:(b)
Market value .........................         16.93%          (24.59)%         (38.96)%           26.32%               15.45%
Net asset value ......................         10.42%          (22.64)%         (41.76)%           20.17%               42.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ....................       $49,797          $49,534          $71,180          $152,115             $150,519
Ratio to average net assets of:
  Expenses ...........................          2.28%            2.06%            2.45%             2.24%                2.39%
  Expenses, excluding interest
    expense ..........................          2.28%            2.06%            2.45%             2.23%(c)             2.39%(c)
  Net investment loss ................         (1.58)%          (1.38)%          (1.47)%           (1.91)%              (1.97)%
Portfolio turnover rate ..............           294%             215%             311%              157%                 110%

See footnote summary on page 21.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            Financial Highlights
--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Net of interest expense on short sales as follows: (see Note C)

                            Year Ended September 30,
                           -----------------------------
                               2000            1999
                           -----------------------------
                               .004%           .003%


--------------------------------------------------------------------------------
                                         Alliance All-Market Advantage Fund o 21

Report of Independent Auditors
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Alliance All-Market Advantage Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 25, 2003


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          Additional Information
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

Additional Information
--------------------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at the Bank of New York, 101 Barclay Street, New York, NY 10286.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) a change in the person primarily responsible for the day-to-day management of the Fund's portfolio, from Alfred Harrison to Michael J. Reilly, a Vice President of the Fund.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk Jr.,(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

(1)   Member of the Audit Committee.

(2) Mr. Reilly is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS
         NAME,                                                               IN FUND               OTHER
   AGE OF DIRECTOR,                         PRINCIPAL                        COMPLEX           DIRECTORSHIPS
        ADDRESS                           OCCUPATION(S)                    OVERSEEN BY            HELD BY
  (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                   DIRECTOR             DIRECTOR
-------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+, 71   Investment Adviser and Independent              113                 None
2 Sound View Drive              Consultant. Formerly Senior
Suite 100                       Manager of Barrett Associates, Inc.,
Greenwich, CT 06830             a registered investment adviser, with
(9)                             which he had been associated since
Chairman of the Board           prior to 1998. Former Deputy
                                Comptroller and Chief Investment Officer of the
                                State of New York and, prior thereto, Chief
                                Investment Officer of the New York Bank for
                                Savings.

Ruth Block, #+, 73              Formerly an Executive Vice                      96                  None
500 SE Mizner Blvd.             President and Chief Insurance
Boca Raton, FL 33432            Officer of The Equitable Life
(9)                             Assurance Society of the United
                                States; Chairman and Chief Executive Officer of
                                Evlico; a Director of Avon, BP (oil and gas),
                                Ecolab Incorporated (specialty chemicals),
                                Tandem Financial Group and Donaldson, Lufkin &
                                Jenrette Securities Corporation; former Governor
                                at Large National Association of Securities
                                Dealers, Inc.

David H. Dievler, #+, 74        Independent Consultant. Until                   100                 None
P.O. Box 167                    December 1994, Senior Vice
Spring Lake, NJ 07762           President of Alliance Capital
(9)                             Management Corporation ("ACMC")
                                responsible for mutual fund
                                administration. Prior to joining ACMC
                                in 1984, Chief Financial Officer of
                                Eberstadt Asset Management since 1968.
                                Prior to that, Senior Manager at Price
                                Waterhouse & Co. Member of the
                                American Institute of Certified Public
                                Accountants since 1953.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          Management of the Fund
--------------------------------------------------------------------------------

                                                                           PORTFOLIOS
         NAME,                                                               IN FUND                  OTHER
   AGE OF DIRECTOR,                           PRINCIPAL                      COMPLEX              DIRECTORSHIPS
        ADDRESS                             OCCUPATION(S)                  OVERSEEN BY               HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                DIRECTOR                DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #+, 61          Consultant. Formerly, President                 98                   None
P.O. Box 12                     of Save Venice, Inc. (preservation
Annandale, NY 12504             organization) from 2001-2002.
(9)                             Formerly a Senior Adviser from
                                June 1999-June 2000 and President of Historic
                                Hudson Valley (historic preservation) from
                                December 1989-May 1999. Previously, Director of
                                the National Academy of Design and during
                                1988-92, Director and Chairman of the Audit
                                Committee of ACMC.

Dr. James M. Hester, #+, 79     President of The Harry Frank                     11                   None
25 Cleveland Lane               Guggenheim Foundation, with which he
Princeton, NJ 08540             has been associated since prior to
(9)                             1998. Formerly President of New York
                                University and the New York Botanical Garden,
                                Rector of the United Nations University and Vice
                                Chairman of the Board of the Federal Reserve
                                Bank of New York.

Clifford L. Michel, #+, 64      Senior Counsel of the law firm of               97                    Placer
15 St. Bernard's Road           Cahill Gordon & Reindel, since                                      Dome, Inc.
Gladstone, NJ 07934             February 2001 and a partner of
(9)                             that firm for more than twenty-five
                                years prior thereto. President and
                                Chief Executive Officer of Wenonah
                                Development Company (investments)
                                and a Director of Placer Dome, Inc.
                                (mining).

Donald J. Robinson, #+, 69      Senior Counsel of the law firm of               96                    None
98 Hell's Peak Road             Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                since prior to 1998. Formerly a senior
(7)                             partner and a member of the Executive
                                Committee of that firm. Formerly a member and
                                Chairman of the Municipal Securities Rulemaking
                                Board and a Trustee of the Museum of the City of
                                New York.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

Management of the Fund
--------------------------------------------------------------------------------

                                                                           PORTFOLIOS
         NAME,                                                               IN FUND                  OTHER
   AGE OF DIRECTOR,                           PRINCIPAL                      COMPLEX              DIRECTORSHIPS
        ADDRESS                             OCCUPATION(S)                  OVERSEEN BY               HELD BY
  (YEARS OF SERVICE*)                    DURING PAST 5 YEARS                DIRECTOR                DIRECTOR
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, ++, 46           Executive Vice President of ACMC                68                  None
1345 Avenue of the              since 2001; prior thereto, Chief
Americas,                       Executive Officer of Sanford C.
New York, NY 10105              Bernstein & Co., LLC and its
(1 month)                       predecessor since prior to 1998.

* There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          Management of the Fund
--------------------------------------------------------------------------------

Officers of the Fund

Certain information concerning the Fund's Officers is set forth below.

       NAME,             POSITION(S)                PRINCIPAL OCCUPATION
ADDRESS* AND AGE       HELD WITH FUND               DURING PAST 5 YEARS
--------------------------------------------------------------------------------

Marc O. Mayer, 46       President            See biography above.

Thomas J. Bardong, 58   Vice President       Senior Vice President of Alliance
                                             Capital Management Corporation
                                             ("ACMC")**, with which he has been
                                             associated since prior to 1998.

Thomas Kamp, 42         Vice President       Senior Vice President of ACMC**,
                                             with which he has been associated
                                             with since prior to 1998.

John A. Koltes, 61      Vice President       Senior Vice President of ACMC**,
                                             with which he has been associated
                                             with since prior to 1998.

Daniel Nordby, 59       Vice President       Senior Vice President of ACMC**,
                                             with which he has been associated
                                             since 1998.

Michael J. Reilly, 39  Vice President        Senior Vice President of ACMC**,
                                             with which he has been associated
                                             since prior to 1998.

Mark R. Manley, 41     Secretary             Senior Vice President and Acting
                                             General Counsel of ACMC**, with
                                             which he has been associated since
                                             prior to 1998.

Mark D. Gersten, 53   Treasurer and Chief    Senior Vice President of Alliance
                      Financial Officer      Global Investor Services, Inc.
                                             ("AGIS")** and Vice President of
                                             AllianceBernstein Investment
                                             Research and Management, Inc.
                                             ("ABIRM")**, with which he has been
                                             associated since prior to 1998.

Vincent S. Noto, 39    Controller            Vice President of AGIS**, with
                                             which he has been associated since
                                             prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 29

AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------------------------------------

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------------------------------------------
Blended Style Series
--------------------------------------------------------------------------------

U.S. Large Cap Portfolio

--------------------------------------------------------------------------------
Growth Funds
--------------------------------------------------------------------------------

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------------------------------------------
Value Funds
--------------------------------------------------------------------------------

Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------------------------------------
Taxable Bond Funds
--------------------------------------------------------------------------------

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------------------------------------
Municipal Bond Funds
--------------------------------------------------------------------------------

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------------------------------------

Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*     Formerly Growth Investors Fund.

**    Formerly Conservative Investors Fund.

+     Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
30 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                  Summary of General Information
--------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 31

NOTES


--------------------------------------------------------------------------------

32 o ALLIANCE ALL-MARKET ADVANTAGE FUND

ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM) Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

AMAAR0903

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                       July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.      DESCRIPTION OF EXHIBIT

         10(a)(1) Code of ethics that is subject to the disclosure of Item 2 hereof

         10(b)(1) Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2) Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                          Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance All-Market Advantage Fund, Inc.


                                          /s/  Marc O. Mayer
                                              ---------------------------
                                               Marc O. Mayer
                                               President

Date: November 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



                                      /s/  Marc O. Mayer
                                          ---------------------------
                                           Marc O. Mayer
                                           President

Date: November 25, 2003



                                      /s/  Mark D. Gersten
                                          ---------------------------
                                           Mark D. Gersten
                                           Treasurer and Chief Financial Officer

Date: November 25, 2003